Exhibit: 10.4

CHANGE IN TERMS AGREEMENT

Principal $20,000,000.00	Loan Date 09-25-2023	Maturity 03-25-2027	Loan No 136316_2-1	Call / Coll	Account	Officer 1KJ	Initials KJ

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***'' has been omitted due to text length limitations.

Borrower:	GEN RESTAURANT GROUP, INC. GEN RESTAURANT COMPANIES, LLC 11480 SOUTH STREET SUITE 205 CERRITOS, CA 90703	Lender:	PCB BANK WILSHIRE BRANCH 3701 WILSHIRE BLVD., #100 LOS ANGELES, CA 90010

Principal Amount:	$20,000,000.00	Date of Agreement:	October 19, 2026

DESCRIPTION OF EXISTING INDEBTEDNESS. A Revolving Line of Credit evidenced by that certain Promissory Note Dated September 25, 2023 in the principal amount of $20,000,000.00 and Change in Terms Agreement(s) made thereafter ("Note").

DESCRIPTION OF COLLATERAL. 1. A Security Interest in assets of Borrower (GEN RESTAURANT GROUP, INC.), described in that certain

Commercial Security Agreement dated September 25, 2023 executed by Borrower in favor of Lender.

2. A Security Interest in assets of Borrower (GEN RESTAURANT COMPANIES, LLC), described in that certain Commercial Security Agreement dated September 25, 2023 executed by Borrower in favor of Lender.

DESCRIPTION OF CHANGE IN TERMS. The Note is hereby modified as follows:

1.
The Maturity Date of the Note is hereby extended from September 25, 2026 to March 25, 2027. Notwithstanding to the extension of the Maturity Date, Borrower shall make regular monthly payments of all accrued unpaid interest due as of each payment date.
2.
DAVID WOOK JIN KIM is hereby added as Guarantor.
3.
Security Interests in the assets of the following entitles are hereby added as Collaterals:
1.
GEN RESTAURANTGROUP, LLC
2.
JC GROUP INTERNATIONAL, INC.
3.
GEN RESTAURANT INVESTMENT, LLC
4.
GEN CALIFORNIA LLC
5.
GEN ALHAMBRA, LLC
6.
GEN CERRITOS, LLC
7.
GEN TORRANCE, LLC
8.
GEN RANCHO CUCAMONGA, LP
9.
GEN SAN JOSE LP
10.
GEN NORTHRIDGE, LP
11.
GEN CHINO HILLS, LP
12.
GEN FREMONT, LP
13.
GEN CONCORD. LP
14.
GEN WESTGATE, LP
15.
GEN ONLINE, LLC
16.
GEN ARIZONA, LLC
17.
GEN RESTAURANT MANAGEMENT, LLC
18.
GKBH RESTAURANT, LLC
19.
GEN PEARLRIDGE, LLC
20.
GEN HAWAII, LLC
21.
GEN NEVADA, LLC
22.
GEN MASTER, LLC
23.
GEN MANHATTAN NYU, LP
24.
GEN CARROLLTON, LP
25.
GEN WEBSTER, LP
26.
GEN FRISCO, LP
27.
GEN HOUSTON, LLC
28.
GEN TEXAS, LLC
29.
GEN CARY, LP
30.
GEN CERRITOS II, LP
31.
GEN SAN DIEGO, LP
32.
GEN GRILLS, LP
33.
GEN CHANDLER, LLC
34.
GEN TUCSON, LP
35.
GEN ARIZONA GIFT CARDS, LLC
36.
GEN FORT LAUDERDALE, LP
37.
GEN ORLANDO, LP
38.
GEN MAUI, LP
39.
GEN KAPOLEI, LP
40.
GEN TIGARD, LP
41.
GEN ARLINGTON, LP
42.
GEN WESTHEIMER, LLC
43.
GEN EL PASO, LP
44.
GEN DALLAS. LP
45.
GEN WACO, LP
46.
GEN PFLUGERVILLE, LP
47.
GEN AUSTIN, LP
48.
KAN SUSHI AUSTIN, LP
49.
GEN DENTON, LP
50.
GEN MCALLEN, LLC
51.
GEN SEATTLE, LP.

Loan No: 136316_2-1	CHANGE IN TERMS AGREEMENT (Continued)	Page 2

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH OF THE UNDERSIGNED READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH OF THE UNDERSIGNED AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

GEN RESTAURANT GROUP, INC.

By:	/s/ DAVID WOOK JIN KIM	By:	/s/ LUKE A HEWKO
	DAVID WOOK JIN KIM President of GEN RESTAURANT GROUP, INC.		LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC.

GEN RESTAURANT COMPANIES, LLC

GEN RESTAURANT GROUP, INC., Managing Member of GEN RESTAURANT COMPANIES, LLC

By:	/s/ DAVID WOOK JIN KIM	By:	/s/ LUKE A HEWKO
	DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC.		LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC.

GUARANTOR:

X	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM, Individually

LENDER:

PCB BANK
X
Authorized Signer

LaserPro, Ver, 26,3,10,001 Corp. Finastra USA Corporation 1997, 2026. All Rights Reserved -CA c:\CFI\LPL\E20,FC TR-20895 PR-9

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $20,000,000.00	Loan Date 09-25-2023	Maturity 03-25-2027	Loan No 136316_2-1	Call / Coll	Account	Officer 1KJ	Initials KJ

References in the boxes above are for Lender's use only and do not llmit the applicability of this document to any particular loan or item.

Any item above containing "***'' has been omitted due to text length limitations.

Borrower:	GEN RESTAURANT GROUP, INC. GEN RESTAURANT COMPANIES, LLC 11480 SOUTH STREET SUITE 205 CERRITOS, CA 90703	Lender:	PCB BANK WILSHIRE BRANCH 3701 WILSHIRE BLVD., #100 LOS ANGELES, CA 90010

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation and a Limited Liability Company for $20,000,000.00 due on demand and, if no demand, on, March 25. 2027.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.
☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO EXTEND MATURITY DATE FOR 6 MONTHS AND ADD AN INDIVIDUAL

GUARANTOR & NEW COLLATERALS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.Please disburse the loan proceeds of S20,000,000.00 as follows:

Amount paid to Borrower directly:	$20,000,000.00
$20,000,000.00 Deposited to Checking Account # 01-439009 (UPON REQUEST)

Note Principal:	$20,000,000.00

CHARGES PAID IN CASH. Borrower has paid or Will pay in cash as agreed the following Charges:

Prepaid Finance Charges Paid in Cash:	$25,000.00
$25,000.00 Loan Fee
Other Charges Paid in Cash:	$5,000.00
$5,000.00 Deposit for UCC Filing Fee
Total Charges Paid in Cash:	$30,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 19, 2026.

BORROWER:

GEN RESTAURANT GROUP, INC

By:	/s/ DAVID WOOK JIN KIM	By:	/s/ LUKE A HEWKO
	DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC.		LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC.

GEN RESTAURANT COMPANIES, LLC

GEN RESTAURANT GROUP, INC., Managing Member of GEN RESTAURANT COMPANIES, LLC

By:	/s/ DAVID WOOK JIN KIM	By:	/s/ LUKE A. HEWKO
	DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC		LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC

LaserPro, Ver. 26.10.001 Corp. Finastra USA Corporation 1997, 2026. All Rights Reserved. - CA c:\CFI\LPL\E20,FC TR-20895 PR-9

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal $20,000,000.00	Loan Date 09-25-2023	Maturity 03-25-2027	Loan No 136316_2	Call / Coll	Account	Officer 1KJ	Initials KJ

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing ''***'' has been omitted due to text length limitations.

Borrower:	GEN RESTAURANT GROUP, INC. GEN RESTAURANT COMPANIES, LLC 11480 SOUTH STREET SUITE 205 CERRITOS, CA 90703	Lender:	PCB BANK WILSHIRE BRANCH 3701 WILSHIRE BLVD., #100 LOS ANGELES, CA 90010

Corporation:	GEN RESTAURANT GROUP, INC. 11480 SOUTH STREET SUITE 205 CERRITOS, CA 90703

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is GEN RESTAURANT GROUP, INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 11480 SOUTH STREET SUITE 205, CERRITOS, CA 90703. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on October 19, 2026, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of GEN RESTAURANT GROUP, INC.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

DAVID WOOK JIN KIM	President	Y	X	/s/ DAVID WOOK JIN KIM	(Seal)

LUKE A. HEWKO	Secretary	Y	X	/s/ LUKE A. HEWKO	(Seal)

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums or money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all or the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of such authority: DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC.; and/or LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC.; and/or DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC., Managing Member of GEN

Loan No: 136316_2	CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL (Continued)	Page 2

RESTAURANT COMPANIES, LLC; and/or LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC., Managing Member of GEN RESTAURANT COMPANIES, LLC.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated October 19, 2026.

THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/ DAVID WOOK JIN KIM	(Seal)
DAVID WOOK JIN KIM, President of GEN RESTAURANT GROUP, INC.

X	/s/ LUKE A. HEWKO	(Seal)
LUKE A. HEWKO, Secretary of GEN RESTAURANT GROUP, INC.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

Laserpro, Ver. 28.310.001 Coot F�USAColi,or•liorl 1997,2021, AaRigtruRe--..cl ·OEICA c\CFll&..Pl\C10FC TR-20893 PR·9

COMMERCIAL GUARANTY

Borrower:	GEN RESTAURANT GROUP, INC.	Lender:	PCB BANK
	GEN RESTAURANT COMPANIES, LLC		WILSHIRE BRANCH
	11480 SOUTH STREET SUITE 205		3701 WILSHIRE BLVD., #100
	CERRITOS, CA 90703		LOS ANGELES, CA 90010

Guarantor:	DAVID WOOK JIN KIM
11480 SOUTH STREET SUITE 205
CERRITOS, CA 90703

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future Judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; Joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; Incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor's obligations under this Guaranty shall be in addition to any of Guarantor's obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided In this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS AND DOMESTIC PARTNERS. Any Guarantor who is a married person, or who is in a registered domestic partnership or other domestic partnership treated under applicable law the same as marriage with respect to rights to property, who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both Guarantor's separate property and Guarantor's community property.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including

COMMERCIAL GUARANTY (Continued)	Page 2

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, includlng Borrower's collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender, or (G) pursue any remedy or course of action In Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender, (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-Judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property. This means among other things: (N) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (0) If Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (2) Lender may collect from Guarantor even If Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and Independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

Guarantor's Understanding With Respect To Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Right of Setoff. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of Insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the

COMMERCIAL GUARANTY (Continued)	Page 3

payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

CHOICE OF VENUE. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to personal jurisdiction of the state courts having jurisdiction over LOS ANGELES County, State of California or, if there is federal subject matter jurisdiction, in the federal court in the federal judicial district in which LOS ANGELES County, State of California is located. Guarantor also agrees Lender may bring any action to enforce Lender's rights with respect to any of the collateral securing the Note including, without limitation, to foreclose Lender's security interest in such collateral, in any state court or, if there is federal subject matter jurisdiction, in the federal court in any federal judicial district in which any such collateral may be found, and Guarantor submits to the personal jurisdiction of any such court. Guarantor waives any claim of inconvenient forum or that venue is otherwise improper in any court designated in this provision.

INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor'' respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be 'effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otheiwise provided or required by law, If there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

BORROWER. The word "Borrower" means GEN RESTAURANT GROUP, INC.; and GEN RESTAURANT COMPANIES, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GUARANTOR. The word "Guarantor'' means everyone signing this Guaranty, including without limitation DAVID WOOK JIN KIM, and in each case, any signer's successors and assigns.

COMMERCIAL GUARANTY (Continued)	Page 4

GUARANTY. The word "Guaranty" means this guaranty from Guarantor to Lender.

INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

LENDER. The word "Lender" means PCB BANK, its successors and assigns.

NOTE. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED OCTOBER 19, 2026.

GUARANTOR:

X	/s/ DAVID WOOK JIN KIM
DAVID WOOK JIN KIM

LaserPro, Ver, 26,3,10,001 Corp. Finastra USA Corporation 1997, 2026. All Rights Reserved -CA c:\CFI\LPL\E20,FC TR-20895 PR-9